UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2023

ADT Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-38352	47-4116383
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Yamato Road

Boca Raton, Florida 33431

(Address of principal executive offices)

(561) 988-3600

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADT	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On March 17, 2023, Prime Security Services Borrower, LLC (the “Issuer”), a Delaware limited liability company and an indirect wholly-owned subsidiary of ADT Inc. (the “Company”), and Prime Finance Inc. (the “Co-Issuer” and, together with the Issuer, the “Issuers”), a Delaware corporation and an indirect wholly-owned subsidiary of the Company, delivered a Notice of Partial Redemption (the “Redemption Notice”) to holders of the Issuers’ outstanding 5.250% First-Priority Senior Secured Notes due 2024 (the “2024 Notes”). The Redemption Notice was issued pursuant to the terms of the Indenture, dated as of April 4, 2019, as amended and supplemented through the date hereof (the “2024 Notes Indenture”), among the Issuers, the guarantors party thereto from time to time and Wells Fargo Bank, National Association, as trustee. The Redemption Notice provides for the partial redemption by the Issuers of $150 million principal amount of the outstanding 2024 Notes on May 2, 2023 (the “Redemption Date”) at a redemption price (the “Redemption Price”) calculated pursuant to the 2024 Notes Indenture and expected to be approximately $1,002 per $1,000 of outstanding principal amount of the 2024 Notes, plus the accrued and unpaid interest on the 2024 Notes so redeemed. The Issuers will calculate the final Redemption Price prior to the Redemption Date in accordance with the provisions of the 2024 Notes Indenture. Following the partial redemption, the aggregate outstanding principal amount of the 2024 Notes will be $600 million.

A copy of the press release announcing the Redemption Notice is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, is furnished solely pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act, as amended, if such subsequent filing specifically references this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press Release dated March 17, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2023	ADT Inc.

	By:	/s/ Richard S. Mattessich
Richard S. Mattessich
Vice President and Deputy General Counsel, Corporate & Securities